EXHIBIT 22.1



                    GREAT WESTERN FINANCIAL CORPORATION

                           PARENT AND SUBSIDIARIES








Great Western Financial Corporation is incorporated in the State of Delaware.

Listed below are the significant subsidiaries of GWFC, which are included in the Consolidated Financial Statements.

                              Percentage
                              of Voting
                              Securities          State of
      Subsidiaries            Owned               Incorporation

Great Western Bank,
  A Federal Savings Bank         100%             Federal Charter

Aristar, Inc.                    100%             Delaware